[Pioneer logo]

Pioneer
Mid-Cap Fund


Class A, Class B and Class C Shares
Prospectus
February 1, 1996

(revised March 1, 1996)

  Pioneer Mid-Cap Fund (the "Fund") seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Any current income generated from these securities is incidental to the investment objective of the Fund.

  In order to achieve its investment objective, the Fund will invest at least 65% of its total assets in common stocks and common stock equivalents (such as convertible bonds and preferred stock) of companies with a market capitalization between $100 million and $5 billion ("Mid-Cap Companies"). The Fund may invest a portion of its assets in foreign securities. See "Investment Objective and Policies and Associated Risks" in this Prospectus. There is, of course, no assurance that the Fund will achieve its investment objective.
  Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in the securities of mid-cap companies may offer greater capital appreciation potential than investments in large-capitalization company securities, but may be subject to greater short-term price fluctuations. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies and Associated Risks" for a discussion of these risks.

  This Prospectus (Part A of the Registration Statement) provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in Part B, the Statement of Additional Information, also dated February 1, 1996, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareowner Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

             TABLE OF CONTENTS                                    PAGE
--------     ------------------------------------------------   -------
I.           EXPENSE INFORMATION                                   2
II.          FINANCIAL HIGHLIGHTS                                  3
III.         INVESTMENT OBJECTIVE AND POLICIES AND
             ASSOCIATED RISKS                                      3
IV.          MANAGEMENT OF THE FUND                                4
V.           FUND SHARE ALTERNATIVES                               6
VI.          SHARE PRICE                                           6
VII.         HOW TO BUY FUND SHARES                                6
              Class A Shares                                       7
              Class B Shares                                       8
              Class C Shares                                       8
VIII.        HOW TO SELL FUND SHARES                              10
IX.          HOW TO EXCHANGE FUND SHARES                          11
X.           DISTRIBUTION PLANS                                   11
XI.          DIVIDENDS, DISTRIBUTIONS AND TAXATION                12
XII.         SHAREOWNER SERVICES                                  13
              Account and Confirmation Statements                 13
              Additional Investments                              13
              Automatic Investment Plans                          13
              Financial Reports and Tax Information               13
              Distribution Options                                13
              Directed Dividends                                  13
              Direct Deposit                                      13
              Voluntary Tax Withholding                           13
              Telephone Transactions and Related Liabilities      13
              FactFone(SM)                                        14
              Retirement Plans                                    14
              Telecommunications Device for the Deaf (TDD)        14
              Systematic Withdrawal Plans                         14
              Reinstatement Privilege (Class A Only)              14
XIII.        THE FUND                                             15
XIV.         INVESTMENT RESULTS                                   15

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

  The table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The information in the table is an estimate based on actual expenses for Class A shares for the year ended September 30, 1995. No Class B or C shares were outstanding during such period. Management fees for Class A shares have been restated to reflect (and management fees for Class B and Class C shares reflect) the maximum, basic and minimum fees payable to Pioneering Management Corporation ("PMC") under the most recently approved management contract. See "Management of the Fund." Actual management fees and total operating expenses with respect to Class A shares for the fiscal year ended September 30, 1995 were 0.46% and 0.85%, respectively, under a management contract previously in effect.

Shareowner Transaction Expenses:                    Class A      Class B(+)     Class C(+)
 Maximum Initial Sales Charge on Purchases (as a
  percentage of offering price)                        5.75%(1)      None           None
 Maximum Sales Charge on Reinvestment of
  Dividends                                            None          None           None
 Maximum Deferred Sales Charge                         None(1)       4.00%          1.00%
  (as a percentage of original purchase price
   or redemption proceeds, as applicable)
 Redemption Fee(2)                                     None          None           None
 Exchange Fee                                          None          None           None
Annual Fund Operating Expenses (As a Percentage
  of Average Net Assets):
                                                                Management Fee(3)
                                                     --------------------------------------
Class A                                                Basic        Maximum        Minimum
 Management Fee                                        .625          .825           .425
 12b-1 Fees                                             .18           .18            .18
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                   .21           .21            .21
                                                      --------      --------      ----------
Total Operating Expenses                               1.02          1.22            .82
                                                      ========      ========      ==========
Class B
 Management Fee                                        .625          .825           .425
 12b-1 Fees                                            1.00          1.00           1.00
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                   .21           .21            .21
                                                      --------      --------      ----------
Total Operating Expenses                               1.84          2.04           1.64
                                                      ========      ========      ==========
Class C
 Management Fee                                        .625          .825           .425
 12b-1 Fees                                            1.00          1.00           1.00
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                   .21           .21            .21
                                                      --------      --------      ----------
Total Operating Expenses                               1.84          2.04           1.64
                                                      ========      ========      ==========

(+) Class B and Class C shares will first be offered on February 1, 1996.
(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge as further described under "How to Sell Fund Shares."
(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.
(3) The management fee paid to Pioneering Management Corporation ("PMC") consists of a basic fee of 0.625 of average net assets and a performance adjustment. The actual rate paid to PMC may be higher or lower than the basic fee. See "Management of the Fund" for additional information about the fee calculation.

 Example:

  You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                               1 Year      3 Years     5 Years     10 Years
                               --------    --------    --------   ----------
Class A Shares
 Management Fee
  Basic                          $10         $30         $ 52        $116
  Maximum                        $11         $35         $ 61        $135
  Minimum                        $ 8         $24         $ 42        $ 94
Class B Shares*
--Assuming complete
  redemption at end of
  period
  Management Fee
   Basic                         $59         $88         $119        $215
   Maximum                       $61         $94         $130        $237
   Minimum                       $57         $82         $109        $193
--Assuming no redemption
  Management Fee
   Basic                         $19         $58         $ 99        $215
   Maximum                       $21         $64         $110        $237
   Minimum                       $17         $52         $ 89        $193
Class C Shares
--Assuming complete
  redemption at end of
  period
  Management Fee
   Basic                         $29         $58         $ 99        $215
   Maximum                       $31         $64         $110        $237
   Minimum                       $27         $52         $ 89        $193
--Assuming no redemption
  Management Fee
   Basic                         $19         $58         $ 99        $215
   Maximum                       $21         $64         $110        $237
   Minimum                       $17         $52         $ 89        $193

* Class B shares convert to Class A shares eight years after purchase.

   The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

The example is designed for information purposes only, and should not be considered a representation of future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.

   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's imposition of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum sales charge permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

   The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Shares."

II. FINANCIAL HIGHLIGHTS

  The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accounts, in connection with their examination of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of September 30, 1995 appears in the Fund's Annual Report which is incorporated by reference in the Statement of Additional Information. Class B and Class C shares are new classes of shares; no financial highlights exist for either Class B or Class C shares. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER MID-CAP FUND
For a Class A share outstanding throughout each period:

                                            For the Year Ended September 30,
                               -----------------------------------------------------------
                                  1995         1994         1993        1992       1991
                                ---------    ---------    ---------    -------   ---------
Net asset value, beginning
  of period                       $19.92       $21.12       $18.03     $16.16      $12.96
Income from investment
  operations--
Net investment income              $0.24        $0.24        $0.28      $0.33       $0.41
Net realized and unrealized
  gain (loss) on
  investments                       2.70         0.32         3.72       2.04        3.94
Total income (loss) from
  investment operations            $2.94        $0.56        $4.00      $2.37       $4.35
Distribution to
  shareholders from--
Net investment income              (0.23)       (0.25)       (0.29)     (0.35)      (0.41)
Net realized capital gains          1.15        (1.51)       (0.62)     (0.15)      (0.74)
Net increase (decrease) in
  net asset value                  $1.56       $(1.20)       $3.09      $1.87       $3.20
Net asset value, end of
  period                          $21.48       $19.92       $21.12     $18.03      $16.16
Total return*                      16.24%        2.62%       22.82%     15.05%      35.80%
Ratio of net operating
  expenses to average net
  assets                            0.85**       0.86%        0.84%      0.85%       0.74%
Ratio of net investment
  income to average net
  assets                            1.18**       1.19%        1.43%      1.85%       2.72%
Portfolio turnover rate               19%          15%          18%        12%          5%
Net assets end of period
  (in thousands)              $1,082,154   $1,017,233   $1,019,059   $779,631    $692,344

                                            For the Year Ended September 30,
                               -----------------------------------------------------------
                                  1990         1989         1988        1987       1986
                                ---------    ---------    ---------    -------   ---------
Net asset value, beginning
  of period                       $17.80       $15.09       $18.52     $16.01      $13.98
Income from investment
  operations--
Net investment income              $0.41        $0.42        $0.30      $0.28       $0.34
Net realized and unrealized
  gain (loss) on
  investments                      (3.56)        3.33        (1.91)      3.76        2.41
Total income (loss) from
  investment operations           $(3.15 )      $3.75       $(1.61)     $4.04       $2.75
Distribution to
  shareholders from--
Net investment income              (0.46)       (0.36)       (0.41)     (0.36)      (0.36)
Net realized capital gains         (1.23)       (0.68)       (1.41)     (1.17)      (0.36)
Net increase (decrease) in
  net asset value                 $(4.84)       $2.71       $(3.43)     $2.51       $2.03
Net asset value, end of
  period                          $12.96       $17.80       $15.09     $18.52      $16.01
Total return*                     (19.39%)      26.32%       (6.00%)    27.50%      20.40%
Ratio of net operating
  expenses to average net
  assets                            0.71%        0.72%        0.76%      0.68%       0.71%
Ratio of net investment
  income to average net
  assets                            2.58%        2.56%        2.15%      1.74%       2.41%
Portfolio turnover rate               14%          16%          12%        23%         24%
Net assets end of period
  (in thousands)                $562,343     $752,135     $616,953   $734,300    $543,173

 *Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through certain expense offset arrangements.
   Exclusion of such offset arrangements had no impact on these ratios.

III. INVESTMENT OBJECTIVE AND POLICIES AND ASSOCIATED RISKS

  The investment objective of the Fund is to seek capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

  The Fund is managed in accordance with the value philosophy of PMC. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of PMC's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or basic value, of individual companies reflects PMC's assessment of a company's assets and the company's prospects for earnings growth over the next 1-1/2-to-3 years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

  Under normal circumstances, at least 65% of the Fund's total assets are invested in common stocks of companies with a market capitalization of between $100 million and $5 billion determined at the time the security is purchased. The Fund's investments in common stock include common stock equivalents, that is, securities with common stock characteristics such as convertible bonds and preferred stocks. While Mid-Cap Company securities may offer a greater capital appreciation potential than investments in large-cap company securities, they may also present greater risks. Mid-Cap Company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.

  A convertible security is a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. The Fund may invest in investment grade debt securities, that is, securities rated "BBB" or higher by Standard & Poor's Ratings Group or the equivalent rating of other ranking agencies. If the rating of a security falls below investment grade, management will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. See the Statement of Additional Information for a discussion of rating categories.

  While there is no requirement to do so, the Fund intends to limit investments in foreign securities to no more than 10% of its assets and to limit investments in readily tradable securities of real estate investment trusts ("REITS") to no more than 5% of assets. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves risks similar to those associated with investing in mid-cap companies. Any current income produced by a security is not a significant factor in the selection of investments. The Fund's portfolio may include a number of securities which are owned by other equity mutual funds managed by PMC. See "Portfolio Transactions" in the Statement of Additional Information for more information.

  The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareowner approval. Certain other investment policies, strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These non-fundamental investment policies, strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

  It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions.

  The Fund intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Fund may hold a portion of its investments in cash and cash-equivalents. For temporary defensive purposes, however, the Fund may invest up to 100% of its assets in short-term investments. The Fund will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in common stocks. A short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance. Short-term investments will not normally represent more than 10% of the Fund's assets.

  The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees of the Fund will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with United States ("U.S.") Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

  The Fund may invest in securities issued by companies located in foreign countries. Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends or interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to dividends or interest paid to the Fund by domestic companies. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

  The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.

IV. MANAGEMENT OF THE FUND

  The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.

  Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund.

  John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.

  Each domestic equity portfolio managed by PMC, including this Fund, is overseen by an Equity Committee, which consists of PMC's most senior equity professionals, and a Portfolio Management Committee, which consists of PMC's domestic equity portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each Pioneer mutual fund. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Day-to-day management of the Fund's investments has been the responsibility of Robert W. Benson since December 1986. Mr. Benson is Vice President of the Fund and Senior Vice President of PMC. Mr. Benson joined PMC in 1974.

  In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

  Under the terms of its contract with the Fund, PMC serves as the Fund's manager and investment adviser subject to the supervision of the Fund's Trustees. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) taxes and other governmental charges, if any; (b) interest on borrowed money, if any; (c) legal fees and expenses; (d) auditing fees; (e) insurance premiums; (f) dues and fees for membership in trade associations; (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the SEC, individual states, territories and foreign jurisdictions and of preparing reports to government agencies; (h) fees and expenses of Trustees not affiliated with or interested persons of PMC; (i) fees and expenses of the custodian, dividend disbursing agent, transfer agent and registrar; (j) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (k) costs of reports to shareholders, shareholders' meetings and Trustees' meetings; (l) the cost of certificates representing shares of the fund; (m) fund accounting, pricing and appraisal charges and related overhead; and (n) distribution fees in accordance with Rule 12b-1. The Fund also pays all brokerage commissions and any taxes or other charges in connection with its portfolio transactions.

  Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

Management Fee

     As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.625% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

     Computing the Performance Fee Adjustment. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Standard and Poors Mid-Cap 400 Index of mid-capitalization stocks (the "Index") over the same period. The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of plus or minus
10) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is plus or minus 0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

   The Fund's performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

   Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Phase-In Of Performance Fee Arrangements. The Fund's current management contract with PMC became effective February 1, 1996. Under the terms of the contract, for the period beginning February 1 and ending June 30, 1996, the Fund would pay PMC fees at the following annual rates, which are the same as those under the contract previously in effect: 0.50% on average net assets up to $250 million, 0.48% on the next $50 million in net assets and 0.45% on net assets exceeding $300 million. For the period beginning July 1 and ending December 31, 1996, the Basic Fee will take effect but a performance adjustment will only be made if this will result in a lowering of the basic fee. For periods after January 1, 1997, the performance adjustment will be made as described above.

   The performance period initially used for calculating any performance adjustment to the Basic Fee will begin on February 1, 1996 and will increase by each succeeding month until a total of 36 months has been reached.

Thereafter, the performance period will consist of the current month and the prior 35 months as described above.

   The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

V. FUND SHARE ALTERNATIVES

  The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

  Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

  Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

  Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

  Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

  Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSC's and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

  Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.

  Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

  You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

  The minimum initial investment is $1,000 for Class A, B and C shares, except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; and no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and C shares except that the subsequent minimum investment amount for Class B and C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.

  Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to IRA accounts but may not be available to other types of retirement plan accounts. Call PSC for more information.

  You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

  Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

  You may buy Class A shares at the public offering price, as follows:


                          Sales Charge as a % of        Dealer
                         ------------------------     Allowance
                                          Net         as a % of
                          Offering       Amount        Offering
  Amount of Purchase       Price        Invested        Price
---------------------     ----------    ----------  ------------
Less than $50,000           5.75%         6.10%          5.00%
$50,000 but less than
  $100,000                  4.50          4.71           4.00
$100,000 but less
  than $250,000             3.50          3.63           3.00
$250,000 but less
  than $500,000             2.50          2.56           2.00
$500,000 but less
  than $1,000,000           2.00          2.04           1.75
$1,000,000 or more           -0-           -0-         see below


  No sales charge is payable at the time of purchase on investments of $1 million or more, or for investments by certain group plans ("Group Plans"), but for such investments a contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of a redemption of Class A shares within 12 months of purchase. See "Redemptions and Repurchases" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1.00% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's shares through such dealer.

  The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.


  Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value per share without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets or to state-sponsored Optional Retirement Program participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a match-ing contribution for each participant contribution. Information about such arrangements is available from PFD.

  Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI, its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as an investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

  Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated thirteen-month period by completing the "Letter of Intention" section of the Account Application. Information about the "Letter of Intention" procedure, including its terms, is contained on the back of the Account Application as well as in the Statement of Additional Information. Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

  You may buy Class B shares at net asset value without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

Year Since                     CDSC as a Percentage of Dollar
Purchase                           Amount Subject to CDSC
--------------------------    --------------------------------
First                                       4.0%
Second                                      4.0%
Third                                       3.0%
Fourth                                      3.0%
Fifth                                       2.0%
Sixth                                       1.0%
Seventh and thereafter                      none

  Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

  Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

  You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

  For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

  Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

  Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

  The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an Individual Retirement Account ("IRA"), 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

  The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

  The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareowner's account.

  Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

  General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

  You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

  You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

  (bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

  (bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

  Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

  In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

  (bullet) you wish to sell over $50,000 worth of shares,

  (bullet) your account registration or address has changed within the last 30 days

  (bullet) the check is not being mailed to the address on your account
           (address of record),

  (bullet) the check is not being made out to the account owners, or

  (bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

  Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

  Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and, if required, the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

  By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to the bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

  Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

  Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

  CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable with respect to purchases of Class A shares by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

  General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

  Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

  Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

  Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each voice-requested or FactFone(SM) telephone exchange request will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

  Automatic Exchanges. You may automatically exchange shares from one Pioneer account for shares of the same Class in another Pioneer account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.

  General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer account opened through an exchange must have a registration identical to that on the original account.

  Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

  Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

  You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

  The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

  Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

  Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's aver-age daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

  Both the Class B Plan and the Class C Plan provide that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

  Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the purchase price with respect to such shares.

  Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.

  Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareowner accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

  The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

  The Fund's policy is to pay to shareholders dividends from net investment income, if any, twice each year during the months of June and December and to make distributions from net long-term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions from income and/or capital gains may also be made at such times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, net short-term capital gains, and certain net foreign exchange gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

  Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareowner takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

  Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the corporate dividends-received deduction for corporate shareholders, subject to minimum holding-period requirements and debt-financing restrictions under the Code.

  The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield on those investments. The Fund does not expect to qualify to pass such taxes and any associated tax deductions or credits through to its shareholders.

  Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareowner's correct taxpayer identification number and certification that the number is correct and the shareowner is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

  The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

XII. SHAREOWNER SERVICES

  PSC is the shareowner services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

  PSC maintains an account for each shareowner and all transactions of the shareowner are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.

  Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.

Additional Investments

  You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

  Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of the Exchange on the day of receipt.

Automatic Investment Plans

  You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

  As a shareowner, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

  Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

  Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

Directed Dividends

  You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in a second Pioneer fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

  If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

  You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

  Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 8:00 p.m. Eastern time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "Share Price" for more information. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number
(PIN) for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

  During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

  FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your personal identification number ("PIN"). Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

  You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

  If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


  If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals will be limited to 10% of the value of the account if a CDSC is applicable. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.


  You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

  If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinvestment occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

  The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.


  The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

  The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust on January 31, 1996. Prior to that time the Fund operated as a Massachusetts business trust, initially reorganized as such on January 31, 1985. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareowner at the then current net asset value per share. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareowner meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

  The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareowner approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

  In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareowner of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareowner request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

  When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

XIV. INVESTMENT RESULTS

  The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

  One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

  Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

  The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

                                                                  [Pioneer logo]

Pioneer Mid-Cap
Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions                          1-800-225-6292
FactFone(SM)
 Automated fund yields and prices,
 account information and computer transactions       1-800-225-4321
Retirement plans                                     1-800-622-0176
Toll-free fax                                        1-800-225-4240
Telecommunications Device for the Deaf (TDD)         1-800-225-1997


0296-3186
(C)Pioneer Funds Distributor, Inc.